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                                                                  EXHIBIT 10.1

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made by and between IPEC PLANAR PHOENIX, INC., a Delaware corporation formerly known as Westech Systems, Inc. ("Seller"), and CONTINENTAL CIRCUITS CORP., a Delaware corporation ("Purchaser").

         In consideration of the mutual covenants and representations herein contained, Seller and Purchaser agree as follows:


                                       1.
                                PURCHASE AND SALE

         1.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, all of the Seller's assignable and transferable right, title and interest in and to the following described property (herein collectively called the "Property"):

                (a) Land. That certain tract of land (the "Land") located in the City of Phoenix, Maricopa County, Arizona, being more particularly described on Exhibit A attached hereto and made a part hereof.

                (b) Easements. All easements, if any, benefiting the Land or the Improvements (as hereinafter defined).

                (c) Rights and Appurtenances. All rights and appurtenances pertaining to the Land, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way.

                (d) Improvements. All improvements and related amenities known as "Building One" (the "Improvements") in and on the Land, and having an address of 3502 East Atlanta Avenue, Phoenix, Arizona 85040.

                (e) Personal Property. All appliances, fixtures, equipment, machinery, furniture, carpet, drapes and other personal property, if any, owned by Seller and located on or about the Land and the Improvements, and any transferable equipment leases (the "Personal Property").


                                       2.
                                 PURCHASE PRICE

         2.1 Purchase Price. The purchase price (the "Purchase Price") for the Property shall be ONE MILLION ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,100,000) and shall be paid in cash by Purchaser to Seller at the Closing (as defined herein)
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by wire transfer in accordance with the following wire transfer instructions
(the "Wiring Instructions"):

                First Interstate Bank of Arizona, N.A.
                ABA #122100011
                For the Account of Integrated Process Equipment Corp. Account #082020328
                Re:  3502 East Atlanta Avenue
                Telephone notification to: John S. Hodgson (602) 517-7216


                                       3.
                          EARNEST MONEY; EFFECTIVE DATE

         3.1 Earnest Money. Purchaser shall deliver to the Title Company (as defined in Section 6.1) within two (2) business days after the date this Agreement is delivered to the Title Company by Seller, by check (subject to collection) or by wire transfer, the amount of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) (which amount, together with all interest accrued thereon, if any, is herein called the "Earnest Money") to be invested by the Title Company in an interest-bearing account as Purchaser and Seller shall direct. Seller shall have the option of terminating this Agreement if the full amount of Earnest Money is not delivered to the Title Company as prescribed in this Section 3.1. Purchaser agrees to promptly deliver or cause the Title Company to deliver written acknowledgement by the Title Company that the executed copy of this Agreement and the Earnest Money have been received by and are being held by the Title Company pursuant to the terms of this Agreement. If the sale of the Property is consummated under this Agreement, the Earnest Money shall be paid to Seller and applied to the payment of the Purchase Price at Closing (as hereinafter defined). If Purchaser terminates this Agreement in accordance with any right to terminate granted to Purchaser by the terms of this Agreement, the Earnest Money shall be immediately returned to Purchaser, and no party hereto shall have any further obligations under this Agreement except for such obligations which by their terms expressly survive the termination of this Agreement (the "Survival Obligations"). Purchaser agrees to deliver to Seller copies of all Reports (as defined in Section 4.2 hereof) at the time the notice to terminate this Agreement is given. The obligations to deliver the Reports shall survive the termination of this Agreement. In no event shall any Earnest Money be returned to Purchaser hereunder until all Reports have been delivered to Seller.

         3.2 Effective Date. As used herein, the term "Effective Date" means the first date the Title Company is in receipt of both this Agreement executed by both Purchaser and Seller (whether in counterparts or not) and the Earnest Money.


                                       4.
                              CONDITIONS TO CLOSING

         4.1 Seller's Obligations. Seller shall promptly deliver to Purchaser (at Seller's expense) a Commitment for Owner's Policy of Title Insurance (the "Title Commitment") with respect to the Property, issued by the Title Company, and copies of any restrictive covenants,


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easements, and other items listed as title exceptions therein. Seller's failure to promptly deliver to Purchaser the Title Commitment shall not result in the extension of the Closing Date and Purchaser's sole remedy therefor shall be Purchaser's right to terminate this Agreement by delivering written notice thereof to Seller on or before 3:00 p.m. Phoenix, Arizona time on Monday, July 22, 1996 (such date and time being the "Approval Deadline"), and receive a return of the Earnest Money, in which event neither party shall have any obligation hereunder except for the Survival Obligations.

                4.1.1 Purchaser's Satisfaction. Prior to the Approval Deadline, the following matters shall be conditions precedent to Purchaser's obligations under this Contract:

                (a) Purchaser's being satisfied, in Purchaser's sole discretion, with the updated survey of the Property (the "Survey").

                (b) Purchaser's being satisfied, in Purchaser's sole discretion, with the Title Commitment, including the information reflected therein.

                (c) Purchaser's being satisfied, in Purchaser's sole discretion, with the results of its environmental investigation (the "Environmental Report").

                (d) Purchaser's being satisfied, in Purchaser's sole discretion, with the results of its structural investigation (the "Structural Report").

                (e) Purchaser's being satisfied, in Purchaser's sole discretion, with the review of the Property, pursuant to 36 CFR Part 800, investigating the potential for "cultural resources" located thereupon (the "Other Reports").

If Purchaser is not satisfied in its sole discretion as to any of the items listed above in Sections 4.1.1(a) through 4.1.1(e) above, Purchaser may give notice thereof to Seller before the Approval Deadline whereupon this Agreement shall terminate, and upon such termination, Purchaser shall be entitled to the return of the Earnest Money (subject to Purchaser's delivery of the Reports to Seller as required by Section hereof), and neither party shall have any further obligation hereunder except for the Survival Obligations. If Purchaser fails to give notice to Seller before the Approval Deadline that Purchaser is not satisfied with any of the items listed in Sections 4.1.1(a) through 4.1.1(e) above, Purchaser shall be deemed to be satisfied with such matters and the conditions precedent in this Section 4.1.1 shall be deemed to be satisfied.

                4.1.2  Title Commitment and Survey.

                (a) In the event (i) the Survey shows any easement, right-of-way, encroachment, conflict, protrusion or other matter affecting the Property that is unacceptable to Purchaser, or (ii) any exceptions appear in the Title Commitment other than the standard printed exceptions set forth in the standard form of Commitment for Title Insurance, that are unacceptable to Purchaser, Purchaser shall, prior to the Approval Deadline, notify Seller in writing of such facts and the reasons therefor ("Purchaser's Objections"). Following the Approval Deadline, except for Purchaser's Objections if same are timely raised, Purchaser shall be deemed to have


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         accepted the form and substance of the Survey, all matters shown thereon, all exceptions to the Title Commitment and other items shown thereon. Notwithstanding anything to the contrary contained herein, Seller shall have no obligations to take any steps or bring any action or proceeding or otherwise to incur any effort or expense whatsoever to eliminate or modify any of the Purchaser's Objections. In the event Seller is unable or unwilling to eliminate or modify Purchaser's Objections to the reasonable satisfaction of Purchaser, Purchaser may (as its sole and exclusive remedy) terminate this Agreement by delivering notice thereof in writing to Seller on or before 9:00 a.m. Phoenix, Arizona time on the Closing Date, in which event neither party shall have any obligations hereunder other than the Survival Obligations. Notwithstanding anything contained in this Section 4.1.2 to the contrary, in the event Purchaser does not receive all items to be delivered to Purchaser under Section 4.1(a) and (b) in the time frame set forth therein, Purchaser's rights shall be to terminate this Agreement as set forth in Section 4.1, and such rights shall not be modified or extended by the terms of this Section 4.1.2.

                (b) The term "Permitted Exceptions" as used herein includes: (i) any easement, right of way or other matter or record, any encroachment, conflict, discrepancy, overlapping of improvements, protrusion, lien, encumbrance, restriction, condition, covenant or other matter with respect to the Property that an inspection of the Property would reveal and/or is reflected or addressed on the Survey or the Title Commitment to which Purchaser fails to timely object pursuant to Section 4.1.2(a) of this Agreement; and (ii) any Purchaser's Objection that remains uncured after 9:00 a.m. Phoenix, Arizona time on the Closing Date.

                4.1.3 Limitations of Seller's Obligations. Notwithstanding anything contained herein to the contrary, Seller shall have no obligation to take any steps, bring any action or proceeding or incur any effort or expense whatsoever to eliminate, modify or cure any objection Purchaser may have pursuant to Section 4.1.1, Section 4.1.2 or Section 4.2.

         4.2 Inspection. Purchaser may inspect the Property at any reasonable time during business hours at any time prior to the Approval Deadline. If either of the Environmental Report, the Structural Report or the Other Reports (but only those reports, and no others) reveals any fact or condition unacceptable to Purchaser, Purchaser shall notify Seller in writing prior to the Approval Deadline of such unacceptable fact or condition and Seller shall have the right (without any obligation to do so) to correct same by the Closing Date. If Seller does not correct such unacceptable fact or condition by the Closing Date, Purchaser may terminate this Agreement and neither party shall have any further right or obligation hereunder other than the Survival Obligations. If Purchaser does not give such notification to Seller in writing prior to the Approval Deadline, the inspection of the Property shall be deemed satisfactory to Purchaser and Purchaser shall be deemed to have agreed to assume all obligations from and after the Closing Date with respect to the Contracts in accordance with the terms of the Bill of Sale Assignment and Assumption Agreement attached hereto as Exhibit C. All information provided by Seller to Purchaser or obtained by Purchaser relating to the Property in the course of Purchaser's review, including, without limitation, any environmental assessment or audit, (collectively, the "Reports") shall be treated as confidential information by Purchaser and Purchaser shall instruct all of its employees, agents, representatives and contractors as to the


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confidentiality of all such information, other than, with respect to the
Environmental Report, information required to be disclosed to governmental agencies. To the extent Purchaser disturbs the Property, Purchaser shall return the Property as closely as possible to the condition in which it existed prior to such disturbance. Purchaser shall obtain the written consent of Seller to the scope and method of any investigation of Purchaser that materially alters the condition of the Property or any environmental assessment or audit other than a Phase I. The consent of Seller shall not be unreasonably withheld. Purchaser shall be liable for all damage or injury to any person or property resulting from, relating to or arising out of any inspection of the Property, whether occasioned by the acts of Purchaser or any of its employees, agents, representatives or contractors, and Purchaser shall indemnify and hold harmless Seller and its respective agents, employees, officers, directors, affiliates, attorneys and asset managers from any liability resulting therefrom. This indemnification by Purchaser shall survive the Closing or the termination of this Agreement, as applicable.

         4.3 Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that (a) Purchaser is a corporation, duly organized and in good standing under the laws of the State of Delaware, is qualified to do business in the State of Arizona and has the power to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations empowered upon it hereunder, and Purchaser has obtained all necessary corporate authorizations required in connection with the execution, delivery and performance contemplated by this Agreement and has obtained the consent of all entities and parties necessary to bind Purchaser to this Agreement, and (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Purchaser, or any partner or related entity or affiliate of Purchaser, is a party or by which Purchaser, any partner or related entity or affiliate of Purchaser, or any of Purchaser's assets is bound. Purchaser's representations and warranties set forth in this
Section 4.3 shall survive the Closing or termination of this Agreement, as applicable.

         4.4 Seller's Representations and Warranties. Seller represents and warrants to Purchaser that (a) Seller is a corporation, duly organized and in good standing under the laws of the State of Delaware, is qualified to do business in the State of Arizona and Seller has the full corporate right, power and authority, without the joinder of any other person or entity, to enter into, execute and deliver this Agreement, and to perform all duties and obligations imposed on Seller under this Agreement, and Seller has obtained all necessary corporate authorizations required in connection with the execution, delivery and performance contemplated by this Agreement and has obtained the consent of all entities and parties necessary to bind Seller to this Agreement, and (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Seller is a party or by which Seller or any of Seller's assets is bound. Seller's representations and warranties set forth in this
Section 4.4 shall survive the Closing or termination of this Agreement, as applicable.




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                                       5.
                   NO REPRESENTATIONS OR WARRANTIES BY SELLER;
                             ACCEPTANCE OF PROPERTY

         5.1 Disclaimer. PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THE DEED, AS DEFINED BELOW), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER OR ANY TENANT MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING WITHOUT LIMITATION THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS (AS DEFINED BELOW) OR THE EXISTENCE, CONDITION OR LEGAL COMPLIANCE OF ANY DRY WELLS OR (I) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. ADDITIONALLY, NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF OF PURCHASER ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTY OR THE TRANSACTION CONTEMPLATED HEREIN; AND NO SUCH REPRESENTATION, WARRANTY, AGREEMENT, GUARANTY, STATEMENT OR PROMISE IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLER SHALL BE VALID OR BINDING UPON SELLER UNLESS EXPRESSLY SET FORTH HEREIN. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER AND AGREES TO ACCEPT THE PROPERTY AT THE CLOSING AND WAIVE ALL OBJECTIONS OR CLAIMS AGAINST SELLER (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION

                                       6.
                                     CLOSING

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AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF
SUCH INFORMATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. PURCHASER FURTHER ACKNOWLEDGES AND AGREES
THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS
PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS.
IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING. THE PROVISIONS OF THIS SECTION 5 SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF.

         5.2 Hazardous Materials. "Hazardous Materials" shall mean any substance which is or contains (i) any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amend (42 U.S.C. Section 9601 et seq.) ("CERCLA") or any regulations promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C.
Section 6901 et seq.) ("RCRA") or regulations promulgated under RCRA; (iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.); (iv) gasoline, diesel fuel, or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or non-friable; (vi) polychlorinated biphenyls; (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements (as hereinafter defined) or the common law, or any other applicable laws relating to the Property. Hazardous Materials shall include, without limitation, any substance, the presence of which on the Property, (A) requires reporting, investigation or remediation under Environmental Requirements; (B) causes or threatens to cause a nuisance on the Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Property or adjacent property; or (C) which, if it emanated or migrated from the Property, could constitute a trespass.

         5.3 Environmental Requirements. "Environmental Requirements" shall mean all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Property is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Property, the Property, or the use of the Property, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).



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                                6.
                              CLOSING
         6.1 Closing. The Closing (the "Closing") shall be held at the offices of Quarles & Brady, One East Camelback Road, Suite 400, Phoenix, Arizona 85012, and shall be conducted by Transnation Title Insurance Company (the "Title Company"), 4647 North 32nd Street, Suite 135, Phoenix, Arizona 85018, Attention:
Ms. Pamela Hannappel, on Thursday, August 1, 1996 (the "Closing Date"), unless the parties mutually agree in writing upon another place, time or date.

         6.2 Possession. Possession of the Property shall be delivered to Purchaser at the Closing, subject to the Permitted Exceptions.

         6.3 Proration. All income, utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs, and real estate and personal property taxes and other assessments with respect to the Property for the year in which the Closing occurs, shall be prorated to the date Seller receives the Purchase Price in immediately available funds with Seller receiving the benefits and burdens of ownership on the Closing Date.

                (a) If the Closing shall occur before income from the Property has actually been paid for the month in which the Closing occurs, the apportionment of such income shall be upon the basis of such income actually received by Seller. Subsequent to the Closing, if any such income is actually received by Purchaser, all such amounts shall first be applied to post-closing income due to Purchaser which is past due and the balance shall be immediately paid by Purchaser to Seller. Purchaser shall make a good faith effort and attempt to collect any such income not apportioned at the Closing for the benefit of Seller, however, Purchaser shall not be required to expend any funds or institute any litigation in its collection efforts.

                (b) If the Closing shall occur before the tax rate or the assessed valuation of the Property is fixed for the then current year, the apportionment of taxes shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation. Subsequent to the Closing, when the tax rate and the assessed valuation of the Property is fixed for the year in which the Closing occurs, the parties agree to adjust the proration of taxes and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment. If the Property is not assessed as a separate parcel for tax or assessment purposes, then such taxes and assessments attributable to the Property shall be determined by Purchaser and Seller. If, as of the Closing, the Property is not being treated as a separate tax parcel, then within thirty (30) days after the Closing, Purchaser shall, at its sole cost and expense, have the Property assessed separately for tax and assessment purposes.

                (c) If the Closing shall occur before the actual amount of utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the apportionment of such utilities and other operating expenses shall be upon the basis of an estimate by Seller of such utilities and other operating expenses for such month. Subsequent to the Closing, when the actual amount of such utilities and other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the parties agree to adjust the


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         proration of such utilities and other operating expenses and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment.

The agreements of Seller and Purchaser set forth in this Section 6.3 shall survive the Closing.

         6.4 Closing Costs. Except as otherwise expressly provided herein, Seller shall pay, on the Closing Date, the title insurance premium for the Owner's Policy (as defined in Section 6.5(a)), one-half (1/2) of the cost of the updated Survey described in Section 4.1.1(a) and one-half (1/2) of any escrow fees and other customary charges of the Title Company, and Purchaser shall pay, on the Closing Date, all recording costs, one-half (1/2) of the cost of the updated Survey described in Section 4.1.1(a) and one-half (1/2) of any escrow fees and other customary charges of the Title Company. Except as otherwise provided herein, each party shall pay its own attorneys' fees. Seller and Purchaser have hired Quarles & Brady to document this transaction. Seller and Purchaser shall each pay one-half (1/2) of fees of Quarles & Brady except that as to fee of Roger K. Spencer, Esq. of Quarles & Brady shall be paid one-third (1/3) by Seller and two-thirds (2/3) by Purchaser.

         6.5 Seller's Obligations at the Closing. At the Closing, Seller shall deliver to Purchaser the following:

                (a) Title Policy. Owner's Policy of Title Insurance in the standard form (the "Owner's Policy"), naming Purchaser as insured, in the amount of the Purchase Price, subject to the Permitted Exceptions.

                (b) Evidence of Authority. Such organizational and authorizing documents of Seller as shall be reasonably required by the Title Company to evidence Seller's authority to consummate the transactions contemplated by this Agreement.

                (c) Foreign Person. An affidavit of Seller certifying that Seller is not a "foreign person," as defined in the federal Foreign Investment in Real Property Tax Act of 1980, and the 1984 Tax Reform Act, as amended, in the form attached to this Agreement as Exhibit E.

         6.6 Purchaser's Obligations at the Closing. At the Closing, Purchaser shall deliver to Seller the following:

                (a) Purchase Price. The Purchase Price by wire transfer of immediately available funds in accordance with the Wiring Instructions.

                (b) Evidence of Authority. Such organizational and authorizing documents of Purchaser as shall be reasonably required by Seller and/or the Title Company authorizing Purchaser's acquisition of the Property pursuant to this Agreement and the execution of this Agreement and any documents to be executed by Purchaser at the Closing.

         6.7 Documents to be Executed by Seller and Purchaser. At the Closing, Seller and Purchaser shall also execute and deliver the following:


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                (a) Deed. Special Warranty Deed (the "Deed") in the form
         attached to this Agreement as Exhibit B.

                (b) Bill of Sale, Assignment and Assumption Agreement. Bill of Sale and Assignment and Assumption Agreement in the form attached to this Agreement as Exhibit C.

                (c) Affidavit. Affidavit of Property Value in the form attached to this Agreement as Exhibit D.


                                       7.
                                  RISK OF LOSS

         7.1 Condemnation. If, prior to the Closing, action is initiated to take any of the Property by eminent domain proceedings or by deed in lieu thereof, Purchaser may either at or prior to Closing (a) terminate this Agreement, or (b) consummate the Closing, in which latter event all of Seller's assignable right, title and interest in and to the award of the condemning authority shall be assigned to Purchaser at the Closing and there shall be no reduction in the Purchase Price.

         7.2 Casualty. Except as provided in Sections 4.2 and 5.1 of this Agreement, Seller assumes all risks and liability for damage to or injury occurring to the Property by fire, storm, accident, or any other casualty or cause until the Closing has been consummated. If the Property, or any part thereof, suffers any damage equal to or in excess of $100,000 prior to the Closing from fire or other casualty, which Seller, at its sole option, does not elect to repair, Purchaser may either at or prior to Closing (a) terminate this Agreement, or (b) consummate the Closing, in which latter event all of Seller's right, title and interest in and to the proceeds of any insurance covering such damage (less an amount equal to any expenses and costs incurred by Seller to repair or restore the Property and any portion of such proceeds paid or to be paid on account of the loss of rents or other income from the Property for the period prior to and including the Closing Date, all of which shall be payable to Seller), to the extent the amount of such insurance does not exceed the Purchase Price, shall be assigned to Purchaser at the Closing. If the Property, or any part thereof, suffers any damage less than $100,000 prior to the Closing, Purchaser agrees that it will consummate the Closing and accept the assignment of the proceeds of any insurance covering such damage plus an amount equal to Seller's deductible under its insurance policy and there shall be no reduction in the Purchase Price.


                                       8.
                                     DEFAULT

         8.1 Breach by Seller. In the event that Seller shall fail to consummate this Agreement for any reason except Purchaser's default or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, Purchaser, as its sole and exclusive remedy, may terminate this Agreement and pursue Seller for actual damages; provided, however, in no event shall Seller be liable to Purchaser for any punitive, speculative or consequential damages. In no event shall Purchaser be entitled to the remedy of specific performance. The provisions of this Section 8.1 shall not limit or affect any of Seller's indemnities that may be provided in other Sections of this Agreement.

         8.2 Breach by Purchaser. In the event that Purchaser shall fail to consummate this Agreement for any reason except Seller's default or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, Seller, as its sole and exclusive remedy, may terminate this Agreement and pursue Purchaser for actual damages; provided, however, in no event shall Purchaser be liable to Seller for any punitive, speculative or consequential damages. In no event shall Seller be entitled to the remedy of specific performance. The provisions of this Section 8.2 shall not limit or affect any of Purchaser's indemnities as provided in other Sections of this Agreement.


                                       9.
                                FUTURE OPERATIONS

         9.1    Future Operations.

         (a) From the date of this Agreement until the Closing or earlier termination of this Agreement, Seller will keep and maintain the Property in substantially its condition as of the date of this Agreement.

         (b) From the Approval Deadline until the Closing or earlier termination of this Agreement, Seller will not lease any space in the Improvements except on terms and conditions generally accepted in like transactions and otherwise approved in writing by Purchaser.


                                       10.
                                  MISCELLANEOUS

         10.1 Notices. All notices, demands and requests which may be given or which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective either: (a) on the date personally delivered to the address below, as evidenced by written receipt therefor, whether or not actually received by the person to whom addressed; (b) on the third (3rd) business day after being sent, by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified below; or (c) on the first (1st) business day after being deposited into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation or United Parcel Service, addressed to such party at the address specified below. For purposes of this Section 10.1, the addresses of the parties for all notices are as follows (unless changed by similar notice in writing given by the particular person whose address is to be changed):

If to Seller:                 IPEC Planar Phoenix, Inc.
                              4717 East Hilton Avenue
                              Phoenix, Arizona 85034
                              Attention:  John S. Hodgson
                              Tel:  (602) 517-7216
                              Fax:  (602) 517-6016

If to Purchaser:              Continental Circuits Corp.
                              3502 East Roeser Road
                              Phoenix, Arizona 85040
                              Attention:  Anaya Vardya
                              Tel:  (602) 268-3461
                              Fax:  (602) 268-8956

If to Title
Company:                      Transnation Title Insurance Company
                              4647 North 32nd Street, Suite 135
                              Phoenix, Arizona 85018
                              Attention:  Pamela Hannappel
                              Tel:  (602) 956-5568
                              Fax:  (602) 957-2261

         10.2 Real Estate Commissions. Seller shall pay to Lee & Associates (hereinafter called "Agent" whether one or more) upon the Closing of the transaction contemplated hereby, and not otherwise, a cash commission in the amount agreed on in a separate listing agreement between Seller and Agent. Said commission shall in no event be payable unless and until the transaction contemplated hereby is closed in accordance with the terms of this Agreement; if such transaction is not closed for any reason, including, without limitation, failure of title or default by Seller or Purchaser or termination of this Agreement pursuant to the terms hereof, then such commission will be deemed not to have been earned and shall not be due or payable. Except as set forth above with respect to Agent, neither Seller nor Purchaser has authorized any broker or finder to act on Purchaser's behalf in connection with the sale and purchase hereunder and neither Seller nor Purchaser has dealt with any broker or finder purporting to act on behalf of any other party. Purchaser agrees to indemnify and hold harmless Seller from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Purchaser or on Purchaser's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Seller agrees to indemnify and hold harmless Purchaser from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Seller or on Seller's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Notwithstanding anything to the contrary contained herein, this Section 10.2 shall survive the Closing or any earlier termination of this Agreement.

         10.3 Entire Agreement. This Agreement embodies the entire agreement between the parties relative to the subject matter hereof, and there are no oral or written agreements between the parties, nor any representations made by either party relative to the subject matter hereof, which are not expressly set forth herein.

         10.4 Amendment. This Agreement may be amended only by a written instrument executed by the party or parties to be bound thereby.

         10.5 Headings. The captions and headings used in this Agreement are for convenience only and do not in any way limit, amplify, or otherwise modify the provisions of this Agreement.

         10.6 Time of Essence. Time is of the essence of this Agreement; however, if the final date of any period which is set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Arizona, then, in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

         10.7 Governing Law. This Agreement shall be governed by the laws of the State of Arizona and the laws of the United States pertaining to transactions in such State.

         10.8 Successors and Assigns; Assignment. This Agreement shall bind and inure to the benefit of Seller and Purchaser and their respective heirs, executors, administrators, personal and legal representatives, successors and permitted assigns. Purchaser shall not assign Purchaser's rights under this Agreement without the prior written consent of Seller, which consent may be withheld absolutely. Any subsequent assignment may be made only with the prior written consent of Seller. No assignment of Purchaser's rights hereunder shall relieve Purchaser of its liabilities under this Agreement. This Agreement is solely for the benefit of Seller and Purchaser; there are no third party beneficiaries hereof. Any assignment of this Agreement in violation of the foregoing provisions shall be null and void.

         10.9 Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         10.10 Attorneys' Fees. In the event it becomes necessary for either party hereto to file suit to enforce this Agreement or any provision contained herein, the party prevailing in such suit shall be entitled to recover, in addition to all other remedies or damages, as provided herein, reasonable attorneys' fees incurred in such suit.

         10.11 Multiple Counterparts. This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one (1) agreement; in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart with each party's signature.

         10.12 Expiration. The execution of this Agreement by Purchaser and the delivery hereof to Seller shall constitute an offer which shall be automatically withdrawn, revoked and terminated unless Seller accepts the same by executing this Agreement and delivering one fully executed counterpart hereof to the Title Company prior to 3:00 p.m. Phoenix, Arizona time on Friday, July 12, 1996.

         10.13 Exhibits. The following exhibits are attached to this Agreement and are incorporated into this Agreement by this reference and made a part hereof for all purposes:

                (a)    Exhibit A, the legal description of the Land.

                (b)    Exhibit B, the form of the Deed.

                (c)    Exhibit C, the form of the Bill of Sale, Assignment
                           and Assumption Agreement.

                (d)    Exhibit D, the form of the Affidavit of Property Value.

                (e)    Exhibit E, the form of Non-Foreign Affidavit.

                (f)    Exhibit F, the form of Taxpayer I.D. Certificate.

         10.14 No Recordation. Seller and Purchaser hereby acknowledge that neither this Agreement nor any memorandum or affidavit thereof shall be recorded of public record in Maricopa County, Arizona or any other county. Should Purchaser ever record or attempt to record this Agreement, or a memorandum or affidavit thereof, or any other similar document, then, notwithstanding anything herein to the contrary, said recordation or attempt at recordation shall constitute a default by Purchaser hereunder, and, in addition to the other remedies provided for herein, Seller shall have the express right to terminate this Agreement by filing a notice of said termination in the county in which the Land is located, in which case the Earnest Money shall be delivered to Seller.

         10.15  [Intentionally Omitted.]

         10.16 Jury Waiver. PURCHASER AND SELLER DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING OR SELLER AT CLOSING, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO AND ACCEPT THIS

AGREEMENT AND THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING AND SHALL SURVIVE THE CLOSING OR TERMINATION OF THIS AGREEMENT.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


PURCHASER:                CONTINENTAL CIRCUITS CORP.,
                          a Delaware corporation
Date of execution
by Purchaser:
July 10, 1996             By:/s/ Frederick G. McNamee, III
                             __________________________________________________
                                 Frederick G. McNamee, III, its Chairman of the Board, President and Chief Executive Officer


SELLER:                   IPEC PLANAR PHOENIX, INC.,
                          a Delaware corporation formerly known
                              as Westech Systems, Inc.
Date of execution
by Seller:
July 10, 1996             By:/s/ John S. Hodgson
                             __________________________________________________
                                 John S. Hodgson, its Vice President and Chief Financial Officer

The undersigned Title Company hereby acknowledges receipt of the Earnest Money and a copy of this Agreement, and agrees to hold and dispose of the Earnest Money in accordance with the provisions of this Agreement.

TITLE COMPANY:                TRANSNATION TITLE INSURANCE COMPANY,
                              an Arizona corporation
Date of execution
by Title Company:
July 10, 1996             By:/s/ Pamela Hannapel
                             __________________________________________________
                             Assistant Manager and Closing Officer

                                    EXHIBIT A
                         TO PURCHASE AND SALE AGREEMENT


                                LEGAL DESCRIPTION

         The Land described the Purchase and Sale Agreement is located in Maricopa County, Arizona, and is legally described as follows:

                   Lot 15, EL DORADO INDUSTRIAL PLAZA UNIT
                   THREE, according to Book 167 of Maps, Page
                   6, records of Maricopa County, EXCEPT the
                   East 277.19 feet thereof.

                                    EXHIBIT B
                         TO PURCHASE AND SALE AGREEMENT


                              SPECIAL WARRANTY DEED

When recorded return to:

Roger K. Spencer, Esq.
Quarles & Brady
One East Camelback Road, Suite 400
Phoenix, Arizona 85012-1649


                              SPECIAL WARRANTY DEED


STATE  OF ARIZONA             )
                              )  ss.
COUNTY OF MARICOPA            )


         IPEC PLANAR PHOENIX, INC., a Delaware corporation formerly known as Westech Systems, Inc., having its address at 4717 East Hilton Avenue, Phoenix, Arizona 85034 ("Grantor"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, has granted, sold, and conveyed, and by these presents does grant, sell, and convey, unto Continental Circuits Corp., a Delaware corporation having its principal place of business at 3502 East Roeser Road, Phoenix, Arizona 85040 ("Grantee"), all of Seller's right, title and interest in and to all that real property situated in the County of Maricopa, State of Arizona, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with all of Seller's right, title and interest in all improvements now or hereafter situated thereon, and the lessor's or landlord's interest in all space leases or occupancy agreements covering all or any portion of such real property and the improvements situated thereon (collectively, the "Property"), subject to all matters of record and subject to all taxes and assessments, reservations in patents and all easements, zoning laws, regulations and ordinances of municipal and other governmental authorities, rights-of-way, encumbrances, liens, covenants, conditions, restrictions, obligations and liabilities as may appear of record, all leases, all matters which an accurate survey of the Property or physical inspection of the Property would disclose, and all exceptions, exclusions and limitations contained in the Title Policy issued to Grantee in connection with this Deed (the "Permitted Exceptions").

         TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances belonging in any way to the Property, unto the said Grantee, its successors and assigns forever, and Grantor binds itself and its successors and assigns, subject to the Permitted Exceptions, to warrant and forever defend all and singular the Property to Grantee, its successors and assigns against every person lawfully claiming or to claim all or any part of the Property, by, through, or under Grantor, but not otherwise.

         GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THIS DEED), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING WITHOUT LIMITATION THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS OR SUBSTANCES OR THE EXISTENCE, CONDITION OR LEGAL COMPLIANCE OF ANY DRY WELLS. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, GRANTEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY GRANTOR AND ACCEPTS THE PROPERTY AND WAIVES ALL OBJECTIONS OR CLAIMS AGAINST GRANTOR (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT GRANTOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. GRANTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS

UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE FOR THE PROPERTY HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY GRANTOR AND PURCHASED BY GRANTEE SUBJECT TO THE FOREGOING.

                            [SIGNATURE PAGE FOLLOWS]

         This Special Warranty Deed may be executed in counterparts and any counterpart containing original signatures of all parties shall constitute an original Special Warranty Deed for all purposes.

         IN WITNESS WHEREOF, Grantor and Grantee have executed this Deed on July, 1996, to be effective as of the ______ day of July, 1996.


GRANTOR:             IPEC PLANAR PHOENIX, INC.,
                           a Delaware corporation formerly known as Westech Systems, Inc.


                     By:_________________________________________________
                           John S. Hodgson, its Vice President and Chief Financial Officer


GRANTEE:             CONTINENTAL CIRCUITS CORP.,
                           a Delaware corporation


                     By:_________________________________________________
                           Frederick G. McNamee, III, its Chairman of the Board, President and Chief Executive Officer

STATE  OF ARIZONA             )
                              )  ss.
COUNTY OF MARICOPA            )

         This instrument was acknowledged before me on July , 1996, by JOHN S. HODGSON, the Vice President and Chief Financial Officer of IPEC PLANAR PHOENIX, INC., a Delaware corporation formerly known as Westech Systems, Inc., on behalf of such corporation.


(SEAL)                        ______________________________________________
                              Notary Public in and for
                              the State of Arizona

                              ______________________________________________
                              Print name of notary

                              My Commission Expires:________________________


STATE  OF ARIZONA             )
                              )  ss.
COUNTY OF MARICOPA            )

         This instrument was acknowledged before me on July , 1996, by FREDERICK
G. MCNAMEE, III, the Chairman of the Board, President and Chief Executive Officer of CONTINENTAL CIRCUITS CORP., a Delaware corporation, on behalf of such corporation.


(SEAL)                        ______________________________________________
                              Notary Public in and for
                              the State of Arizona


                              ______________________________________________
                              Print name of notary

                              ______________________________________________
                              My Commission Expires:

                                    EXHIBIT A
                            TO SPECIAL WARRANTY DEED


                                LEGAL DESCRIPTION

         The Land described the Purchase and Sale Agreement is located in Maricopa County, Arizona, and is legally described as follows:

                     Lot 15, EL DORADO INDUSTRIAL PLAZA UNIT
                     THREE, according to Book 167 of Maps, Page
                     6, records of Maricopa County, EXCEPT the
                     East 277.19 feet thereof.

                                    EXHIBIT C
                         TO PURCHASE AND SALE AGREEMENT


                                  BILL OF SALE

When recorded return to:

Roger K. Spencer, Esq.
Quarles & Brady
One East Camelback Road, Suite 400
Phoenix, Arizona 85012-1649


                            BILL OF SALE, ASSIGNMENT
                            AND ASSUMPTION AGREEMENT


STATE  OF ARIZONA        )
                         )  ss.
COUNTY OF MARICOPA       )


            IPEC PLANAR PHOENIX, INC., a Delaware corporation formerly known as Westech Systems, Inc. ("Grantor"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by CONTINENTAL CIRCUITS CORP., a Delaware corporation ("Grantee"), the receipt and sufficiency of which are hereby acknowledged, has granted, sold, assigned, transferred, conveyed, and delivered and does by these presents grant, sell, assign, transfer, convey, and deliver unto Grantee, all of Grantor's rights, titles, and interests in and to the following described properties located in, affixed to, and/or arising or used in connection with the improved property with parking and other amenities (the "Project") situated on the land in the County of Maricopa, State of Arizona, more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the "Land," which together with the Project is sometimes hereinafter called the "Property"):

            (a) All appliances, fixtures, equipment, transferable equipment leases, machinery, furniture, carpet, drapes and other personal property, if any, owned by Grantor, including the name "Building One" (the "Personal Property"), and located on, attached to, or used in connection with the operation and maintenance of the Property;

            (b) Any leases for space in the Project (the "Leases"), together with security and other deposits owned or held by Grantor pursuant to the Leases;

            (c) The assignable service, maintenance, or management contracts relating to the ownership and operation of the Property (the "Service Contracts"); and

            (d) Any assignable warranties and guarantees relating to the Property or any portion thereof (collectively, the "Warranties").

            Grantor and Grantee hereby covenant and agree as follows:

                  (i) Grantee accepts the aforesaid assignment and Grantee
            assumes and agrees to be bound by and timely perform, observe, discharge, and otherwise comply with each and every one of the agreements, duties, obligations, covenants, and undertakings upon the lessor's part to be kept and performed under the Leases and any obligations of Grantor under the Service Contracts.

                  (ii) Grantee hereby indemnifies and agrees to hold harmless
            Grantor from and against any and all liabilities, claims, demands, obligations, assessments, losses, costs, damages, and expenses of any nature whatsoever (including, without limited the generality of the foregoing, reasonable attorneys' fees and court costs) which Grantor may incur, sustain, or suffer, or which may be asserted or assessed against Grantor on or after the date hereof, arising out of, pertaining to or in any way connected with the obligations, duties, and liabilities under the Leases and the Service Contracts, or any of them, arising from and after the date hereof.

                  (iii) The burden of the indemnity made in paragraph (iii)
            hereof shall not be assigned. Except as aforesaid, this Agreement shall bind and inure to the benefit of the parties and their respective successors, legal representatives and assigns.

                  (iv) Neither this Agreement nor any term, provision, or
            condition hereof may be changed, amended or modified, and no obligation, duty or liability or any party hereby may be released, discharged, or waived, except in a writing signed by all parties hereto.

            GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN AS EXPRESSLY SET FORTH HEREIN), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO
(A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON OR THEREWITH, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, (H) ANY OTHER MATTER WITH RESPECT TO THE

PROPERTY, AND SPECIFICALLY, THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING WITHOUT LIMITATION THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS OR SUBSTANCES OR THE EXISTENCE, CONDITION OR LEGAL COMPLIANCE OF ANY DRY WELLS. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, GRANTEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY GRANTOR AND ACCEPTS THE PROPERTY AND WAIVES ALL OBJECTIONS OR CLAIMS AGAINST GRANTOR (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT GRANTOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. GRANTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE FOR THE PROPERTY HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY GRANTOR AND PURCHASED BY GRANTEE SUBJECT TO THE FOREGOING.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, Grantor and Grantee have executed this Bill of Sale, Assignment and Assumption Agreement, on July ______, 1996 to be effective as of the ______ day of July, 1996.

GRANTOR:      IPEC PLANAR PHOENIX, INC.,
              a Delaware corporation formerly known as Westech Systems, Inc.


              By:_________________________________________________________
                   John S. Hodgson, its Vice President and Chief Financial
                   Officer



GRANTEE:      CONTINENTAL CIRCUITS CORP.,
              a Delaware corporation


              By:_________________________________________________________
                   Frederick G. McNamee, III, its Chairman of the Board, President and Chief Executive Officer

STATE  OF ARIZONA        )
                         )  ss.
COUNTY OF MARICOPA       )

      This instrument was acknowledged before me on July , 1996, by JOHN S. HODGSON, the Vice President and Chief Financial Officer of IPEC PLANAR PHOENIX, INC., a Delaware corporation formerly known as Westech Systems, Inc., on behalf of such corporation.


(SEAL)                              __________________________________________
                                    Notary Public in and for
                                    the State of Arizona


                                    __________________________________________
                                    Print name of notary

                                    My Commission Expires:____________________


STATE  OF ARIZONA        )
                         )  ss.
COUNTY OF MARICOPA       )

      This instrument was acknowledged before me on July , 1996, by FREDERICK G. MCNAMEE, III, the Chairman of the Board, President and Chief Executive Officer of CONTINENTAL CIRCUITS CORP., a Delaware corporation, on behalf of such corporation.


(SEAL)                              __________________________________________
                                    Notary Public in and for
                                    the State of Arizona


                                    __________________________________________
                                    Print name of notary

                                    My Commission Expires:____________________

                                    EXHIBIT A
              TO BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT


                                LEGAL DESCRIPTION

      The Land described the Purchase and Sale Agreement is located in Maricopa County, Arizona, and is legally described as follows:

                 Lot 15, EL DORADO INDUSTRIAL PLAZA UNIT THREE, according to Book 167 of Maps, Page 6, records of Maricopa County, EXCEPT the East 277.19 feet thereof.

                                    EXHIBIT D
                         TO PURCHASE AND SALE AGREEMENT


                           AFFIDAVIT OF PROPERTY VALUE

      [Arizona Department of Revenue Affidavit of Property Value attached]

                                    EXHIBIT E
                         TO PURCHASE AND SALE AGREEMENT


                              NON-FOREIGN AFFIDAVIT

      Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") provides that a transferee of a U.S. Real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by IPEC PLANAR PHOENIX, INC., a Delaware corporation formerly known as Westech Systems, Inc. (the "Transferor"), the undersigned hereby certifies the following on behalf of the Transferor.

      1. The Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and treasury regulations promulgated pursuant thereto);

      2.    The Transferor's U.S. employer identification number is 86-0282167;
            and

      3.    The Transferor's office address is:

                  4717 East Hilton Avenue
                  Phoenix, Arizona 85034

      The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalty or perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

      This Non-Foreign Affidavit may be executed in counterparts and any counterpart containing original signatures of all parties shall constitute an original Non-Foreign Affidavit for all purposes.

             IPEC PLANAR PHOENIX, INC.,
             a Delaware corporation formerly known as Westech Systems, Inc.


             By:______________________________________________
                    John S. Hodgson, its Vice President and
                    Chief Financial Officer


STATE  OF ARIZONA        )
                         )  ss.
COUNTY OF MARICOPA       )

      This instrument was acknowledged before me on July , 1996, by JOHN S. HODGSON, the Vice President and Chief Financial Officer of IPEC PLANAR PHOENIX, INC., a Delaware corporation formerly known as Westech Systems, Inc., on behalf of such corporation.


(SEAL)                              ___________________________________________
                                    Notary Public in and for
                                    the State of Arizona


                                    ___________________________________________
                                    Print name of notary

                                    My Commission Expires:_____________________

                                    EXHIBIT F
                         TO PURCHASE AND SALE AGREEMENT


                            TAXPAYER I.D. CERTIFICATE

      In connection with certain Internal Revenue Service reporting requirements imposed upon the Seller IPEC PLANAR PHOENIX, INC., a Delaware corporation formerly known as Westech Systems, Inc. (the "Seller"), the Purchaser CONTINENTAL CIRCUITS CORP., a Delaware corporation (the "Purchaser") hereby certifies that listed below is Purchaser's address and taxpayer I.D. number, true and correct as of the Closing Date.

            Address:     3502 East Roeser Road
                         Phoenix, Arizona  85040

      Taxpayer I.D. No.: 86-0267198

      Purchaser hereby consents to Seller's release of the above information in connection with any reporting requirements imposed upon Seller by any governmental authority.


                                    CONTINENTAL CIRCUITS CORP.
                                    a Delaware corporation



                                    By:________________________________________
                                    Name: Frederick G. McNamee, III
                                    Title:  Chairman of the Board, President and
                                              Chief Executive Officer